Exhibit 10.1
Executed Version
Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
AMENDMENT No. 7 TO PURCHASE AGREEMENT COM0270-15

This Amendment No. 7 COM0729-18 (the “Amendment No. 7”), dated as of February 5th, 2019 (“Amendment No. 7”) is between Embraer S.A. (“Embraer”) and Aircastle Holding Corporation Limited (“Buyer”) collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0270-15 dated June 12th, 2015 as amended from time to time (the “Purchase Agreement”).

All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 7 and the Purchase Agreement, this Amendment No. 7 shall control.

WHEREAS, [***];

WHEREAS, [***];

WHEREAS, [***].

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. [***].

2. [***].

3. REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments, which are not specifically modified by this Amendment No. 7 shall remain in full force and effect without any change.

4. COUNTERPARTS

This Amendment No. 7 may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 7 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 7 to be effective as of the date first written above.

EMBRAER S.A.	AIRCASTLE HOLDING CORPORATION LIMITED
By /s/ Mauro Kern Name: Mauro Kern Title: Executive Vice President, Engineering and Technology	By /s/ Stephen Quinn Name: Stephen Quinn Title: Director
By /s/ Simon Newitt Name: Simon Newitt Title: Vice President, Contracts Commercial Aviation
Place: São José dos Campos - SP Brazil	Place: Stamford, CT